Exhibit 10.3

SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT

        Reference is hereby made to the Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of September 7, 2018 by and among Vera Bradley Designs, Inc., an Indiana corporation (“Vera Bradley Designs”), Vera Bradley, Inc., an Indiana corporation (“Holdings”), Vera Bradley International, LLC, an Indiana limited liability company (“VB International”), Vera Bradley Sales, LLC, an Indiana limited liability company (“VB Sales”), Vera Bradley Holdings, LLC, a Delaware limited liability company (“VB Holdings”) and certain other entities which become parties to the Security Agreement from time to time, including, without limitation, those that become party thereto by executing a Security Agreement Supplement in substantially the form hereof (such parties, including the undersigned, together with Vera Bradley Designs, Holdings, VB International, VB Sales and VB Holdings, the “Grantors”), in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), for the benefit of the Secured Parties under the Credit Agreement. Each capitalized terms used herein and not defined herein shall have the meanings given to it in the Security Agreement.

        By its execution below, the undersigned, Creative Genius, LLC, a Delaware limited liability company (the “New Grantor”) agrees to become, and does hereby become, a Grantor under the Security Agreement and agrees to be bound by such Security Agreement as if originally a party thereto. The New Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of the New Grantor’s right, title and interest in and to the Collateral, whether now owned or hereafter acquired, to secure the prompt and complete payment and performance of the Secured Obligations.

        By its execution below, the New Grantor represents and warrants as to itself that all of the representations and warranties contained in the Security Agreement are true and correct in all respects as of the date hereof. The New Grantor represents and warrants that the supplements to the Exhibits to the Security Agreement attached hereto (which are in addition to all other information on such Exhibits) are true and correct in all respects and such supplements set forth all information required to be scheduled under the Security Agreement with respect to the New Grantor. The New Grantor shall take all steps necessary to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against the New Grantor’s Collateral, including, without limitation, delivering all certificated Pledged Collateral to the Administrative Agent (and other Collateral required to be delivered under the Security Agreement), and taking all steps necessary to properly perfect the Administrative Agent’s interest in any uncertificated Pledged Collateral.

        IN WITNESS WHEREOF, Creative Genius, LLC, a Delaware limited liability company, has executed and delivered this Supplement to Pledge and Security Agreement as of August 3, 2023.

NEW GRANTOR:

CREATIVE GENIUS, LLC

By /s/ Michael Schwindle
Name: Michael Schwindle
Title: Chief Financial Officer
Signature Page – Creative Genius, LLC Supplement to Security Agreement

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:     /s/ Robert T. Brown
Name: Robert T. Brown
Title: Authorized Officer

Signature Page – Creative Genius, LLC Joinder to Security Agreement